SHAREHOLDERS' EQUITY (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated realized and unrealized gain on available-for-sale securities, net	$ 173	$ 145	$ 218
Accumulated foreign currency translation adjustments	(776)	(152)	218
Unrealized gain (loss) on derivative instruments, net	17	(12)	11
Total other comprehensive income	$ (586)	$ (19)	$ 447